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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 1998
                               (September 9, 1998)


                               REGAL CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)


             Tennessee                  333-52943               62-1412720
--------------------------------  ------------------------   -------------------
   (State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
         of incorporation)                                   Identification No.)

7132 Commercial Park Drive, Knoxville, Tennessee                 37918
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   (Address of principal executive offices)                   (Zip Code)



       Registrant's telephone number, including area code: (423) 922-1123


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on September 14, 1998, and is filed to include the letter of PricewaterhouseCoopers LLP as Exhibit 99.1.


Item 4.  Changes in Registrant's Certifying Accountant.
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(a)(1):
         (i)      On September 9, 1998, the Registrant dismissed
                  PricewaterhouseCoopers LLP ("PWC") as independent public accountants.

         (ii) PWC's reports on the financial statements of the Registrant for the two fiscal years ended January 1, 1998 contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The decision to change accountants was approved by the Audit Committee of the Board of Directors of the Registrant.

         (iv) For the two most recent fiscal years ended January 1, 1998 and through September 9, 1998, there has been no disagreement between the Registrant and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PWC, would have caused PWC to make a reference to the subject matter of the disagreement in connection with its reports.

         (v) During the two most recent fiscal years ended January 1, 1998 and through September 9, 1998, the Registrant has not been advised of any matters described in Regulation S-K, Item 304(a)(1)(v)(A)-(D).

                  The Registrant has requested that PWC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not PWC agrees with the above statements. A copy of such letter is filed as Exhibit 99.1 to this Form 8-K.

(b)      New Independent Accountants:

         (i) The Registrant engaged Deloitte & Touche LLP ("Deloitte & Touche") as its new independent accountants as of September 9, 1998. Prior to such date, the Registrant did not consult with Deloitte & Touche regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) and the related instructions to Item
                  304) or a reportable event (as described in paragraph 304(a)(1)(v)).

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.
(b)      Not applicable.
(c)      Exhibits: See Exhibit Index following signature page.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      REGAL CINEMAS, INC.


Date: September 16, 1998              By: /s/ Lewis Frazer III
                                         ---------------------------------------
                                              Lewis Frazer III
                                              Executive Vice President and Chief
                                              Financial Officer



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                                  EXHIBIT INDEX


         No.      Document
         ---      --------
         99.1     Letter from PricewaterhouseCoopers LLP.

